HIT AT A GLANCE

•	A $6.1 billion investment grade fixed-income mutual fund.

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	35-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS

TOTAL RETURNS
As of March 31, 2019

•	For the first quarter of 2019, the HIT returned 2.75% on a gross basis and 2.65% on a net basis, compared to 2.94% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), underperforming by 19 basis points on a gross basis and 29 basis points on a net basis.

•	Interest rates rallied across the curve and ended at levels not seen for a year. Spreads across fixed income markets tightened as risk appetite returned. Investment grade fixed income returns (as measured by the Barclays Aggregate) showed robust absolute returns.

•	Relative performance lagged for the quarter despite the HIT’s higher income, overweight to spread-product and spread tightening in agency multifamily mortgage-backed securities (MBS). The key reason was the strong performance of lower credit quality corporate bonds, which the HIT does not hold.

STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of March 31, 2019

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	95.8%	72.5%
A & Below	0.1%	24.1%
Yield
Current Yield	3.38%	3.15%
Interest Rate Risk
Effective Duration	5.59	5.95
Convexity	0.07	0.15
Call Risk
Call Protected	77%	72%
Not Call Protected	23%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

PROJECT PROFILE:

CHURCH & STATE (CLEVELAND, OH)

•	$55.0 million new construction of a 5-story and an 11-story 158-unit building.

•	HIT committed to purchase of a total of $39.0 million Ginnie Mae construction loan certificates and permanent loan certificates.

•	Expected to generate an estimated 459,200 hours of union construction work (228 jobs).

PROJECT PROFILE:

MARK TWAIN SRO (CHICAGO, IL)

•	$39.9 million substantial rehabilitation of a 100% affordable 148-unit SRO (single room occupancy) mid-rise tower, built as a hotel in 1932.

•	HIT committed to purchase of a total of $27.3 million Ginnie Mae construction loan certificates and permanent loan certificates.

•	Expected to generate an estimated 185,700 hours of union construction work (93 jobs).

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present)

514 projects	$30.1 billion in total economic benefits	$11.8 billion in personal income including wages and benefits, with $5.9 billion for construction workers	169.2 million hours of on-site union construction work created	180,870 total jobs generated across communities	110,460 housing and healthcare units nationwide, with 66% affordable housing	$3.7 billion in tax revenues ($1.2 billion state/local and $2.5 billion federal)

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com